                                                                     Exhibit 1.1


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                            CHINA TECHFAITH WIRELESS
                        COMMUNICATION TECHNOLOGY LIMITED
                     (an exempted company limited by shares
                      under the laws of the Cayman Islands)


                          o American Depositary Shares
                      each representing 15 Ordinary Shares







                             UNDERWRITING AGREEMENT



Dated: May o, 2005


================================================================================

                                TABLE OF CONTENTS

                                                                                                          PAGE


SECTION 1.     Representations and Warranties..............................................................3

       (a)     Representations and Warranties by the Company...............................................3

       (b)     Representations and Warranties by the Selling Shareholders.................................15

       (c)     Officer's Certificates.....................................................................18


SECTION 2.     Sale and Delivery to the Underwriters; Closing.............................................18

       (a)     Initial Securities.........................................................................18

       (b)     Option Securities..........................................................................18

       (c)     Denominations; Registration; Delivery of ADRs..............................................19

       (d)     Time and Date of Deliveries and Payments...................................................19


SECTION 3.     Covenants of the Company...................................................................19

       (a)     Compliance with Securities Regulations and Commission Requests.............................19

       (b)     Filing of Amendments.......................................................................20

       (c)     Delivery of Registration Statements........................................................20

       (d)     Delivery of Prospectus.....................................................................20

       (e)     Continued Compliance with Securities Laws..................................................20

       (f)     Blue Sky Qualifications....................................................................21

       (g)     Rule 158...................................................................................21

       (h)     Use of Proceeds............................................................................21

       (i)     Compliance with Rule 463...................................................................21

       (j)     Listing....................................................................................21

       (k)     Restriction on Sale of Securities..........................................................21

       (l)     Other Documents............................................................................22

       (m)     Reporting Requirements.....................................................................22

       (n)     Compliance with NASD Rules.................................................................22

       (o)     Submission of Documents....................................................................22

       (p)     Investment Company Act.....................................................................23

       (q)     Stabilization and Manipulation.............................................................23

       (r)     Deposit of Ordinary Shares.................................................................23

       (s)     Annual Reports.............................................................................23

       (t)     Liabilities and Agreements Prior to the Closing Time.......................................23

       (u)     Cayman Islands Matters.....................................................................23

       (v)     Deposit Agreement..........................................................................23


SECTION 4.     Payment of Expenses........................................................................24

       (a)     Expenses...................................................................................24

       (b)     Expenses of the Selling Shareholders.......................................................24

       (c)     Termination of Agreement...................................................................24


SECTION 5.     Conditions of the Underwriters' Obligations................................................24

       (a)     Effectiveness of Registration Statement....................................................25

       (b)     Opinion of Cayman Islands Counsel for Company..............................................25

       (c)     Opinion of Special U.S. Counsel for Company................................................25

       (d)     Opinion of Special PRC Counsel for Company.................................................25

       (e)     Opinion of BVI Counsel for Company.........................................................25


       (f)     Opinions of Counsel for certain Selling Shareholders.......................................25

       (g)     Opinion of U.S. Counsel for Underwriters...................................................26

       (h)     Opinion of Special PRC Counsel for Underwriters............................................26

       (i)     Opinion of Counsel for Depositary..........................................................26

       (j)     Officers' Certificate......................................................................26

       (k)     Certificate of Selling Shareholders........................................................26

       (l)     Accountant's Comfort Letter................................................................27

       (m)     Bring-down Comfort Letter..................................................................27

       (n)     Approval of Listing........................................................................27

       (o)     No Objection by NASD.......................................................................27

       (p)     Lock-up Agreement..........................................................................27

       (q)     Conditions to Purchase of Option Securities................................................27

       (r)     Additional Documents.......................................................................29

       (s)     Termination of Agreement...................................................................29


SECTION 6.     Indemnification............................................................................29

       (a)     Indemnification of the Underwriters........................................................29

       (b)     Indemnification of the Company, Directors and Officers and Selling Shareholders............31

       (c)     Actions against Parties; Notification......................................................31

       (d)     Settlement without Consent if Failure to Reimburse.........................................32

       (e)     Indemnification for Reserved Securities....................................................32

       (f)     Other Agreements with Respect to Indemnification...........................................32


SECTION 7.     Contribution...............................................................................32


SECTION 8.     Representations, Warranties and Agreements to Survive Delivery.............................33


SECTION 9.     Termination of Agreement...................................................................34

       (a)     Termination; General.......................................................................34

       (b)     Liabilities................................................................................34


SECTION 10.    Default by One or More of the Underwriters.................................................34


SECTION 11.    Default by one or more of the Selling Shareholders or the Company..........................35

        (a)    Default by Selling Shareholders............................................................35

        (b)    Default by Company.........................................................................36


SECTION 12.    Waiver of Immunities.......................................................................36


SECTION 13.    Consent to Jurisdiction; Appointment of Agent for Service of Process.......................36

        (a)    Consent to Jurisdiction....................................................................36

        (b)    Appointment of Agent for Service of Process................................................36


SECTION 14.    Judgment Currency..........................................................................37


SECTION 15.    Notices....................................................................................38


SECTION 16.    Parties....................................................................................38


SECTION 17.    Governing Law and Time.....................................................................38


SECTION 18.    Effect of Headings.........................................................................38


SECTION 19.    Definitions................................................................................38


SECTION 20.    Counterparts...............................................................................38



SCHEDULES
    Schedule A        List of Underwriters ............................................................Sch A-1

    Schedule B        List of Company and Selling Shareholders.........................................Sch B-1

    Schedule C        Offering Price...................................................................Sch C-1

    Schedule D        List of Persons and Entities Subject to Lock-up..................................Sch D-1

    Schedule E        List of Selling Shareholders Providing an Opinion of Counsel.....................Sch E-1

    Schedule F        Notice Addresses of Selling Shareholders.........................................Sch F-1


EXHIBITS
    Exhibit A         Form of Opinion of Company's Cayman Islands Counsel to be Delivered Pursuant to
                      Section 5(b).........................................................................A-1

    Exhibit B         Form of Opinion of Company's U.S. Counsel to be Delivered Pursuant to Section 5(c)...B-1

    Exhibit C         Form of Opinion of Company's People's Republic of China Counsel to be Delivered
                      Pursuant to Section 5(d).............................................................C-1

    Exhibit D         Form of Opinion of Company's BVI Counsel to be Delivered Pursuant to Section 5(e)....D-1

    Exhibit E         Form of Opinion of Counsel to Selling Shareholders to be delivered Pursuant to
                      Section 5(f).........................................................................E-1

    Exhibit F         Form of Opinion of U.S. Counsel to the Depositary to be Delivered Pursuant to
                      Section 5(i).........................................................................F-1

    Exhibit G         Form of Lock-up Letter Pursuant to Section 5(p)......................................G-1

                            CHINA TECHFAITH WIRELESS
                        COMMUNICATION TECHNOLOGY LIMITED
                     (an exempted company limited by shares
                      under the laws of the Cayman Islands)

                          o American Depositary Shares
                      each representing 15 Ordinary Shares

                             UNDERWRITING AGREEMENT

                                                                     May o, 2005

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
  as Representative of the several Underwriters
Two World Financial Center
250 Vesey Street
New York, New York  10281

Ladies and Gentlemen:

     China Techfaith Wireless Communication Technology Limited, an exempted company limited by shares under the laws of the Cayman Islands (the "Company"), and the persons listed in Schedule B hereto (the "Selling Shareholders") confirm their respective agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof) for whom Merrill Lynch is acting as representative (in such capacity, the "Representative"), with respect to the issue and sale by the Company and the sale by the Selling Shareholders, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of American Depositary Shares ("ADSs"), each ADS representing 15 ordinary shares, par value $0.00002 per share, of the Company ("Ordinary Shares"), set forth in Schedules A and B hereto, and with respect to the grant by each Selling Shareholder, acting severally and not jointly, to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof for the Underwriters to purchase all or any part of o additional ADSs, to cover over-allotments, if any. The aforesaid o ADSs (the "Initial Securities") to be purchased by the Underwriters and all or any part of the o ADSs subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." The offer of the Securities by the Underwriters is hereinafter called the "Offering."

     The Ordinary Shares to be represented by ADSs are to be deposited pursuant to a deposit agreement (the "Deposit Agreement"), among the Company, The Bank of New York, as depositary (the "Depositary"), and the holders from time to time of the American Depositary Receipts ("ADRs") to be issued under the Deposit Agreement and evidencing the ADSs.

     Unless the context otherwise requires, references to the "Securities" herein shall constitute references both to the Ordinary Shares and to the ADSs (and to the Ordinary Shares represented by such ADSs). All references to "US dollars" or "$" herein are to United States dollars.

     The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

     The Company, the Selling Shareholders and the Underwriters agree that up to
o shares of the Securities to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters at the purchase price set forth on the cover page of the Prospectus (as defined below) to certain eligible directors, officers, employees and associates of the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible directors, officers, employees and associates of the Company by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form F-1 (No. 333-123921) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (A) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (B) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement is called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto, if any, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final form of the prospectus in the form first furnished to the Underwriters for use in connection with the Offering are herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated April o, 2005 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet.

     The Company and the Depositary have prepared and filed with the Commission a registration statement on Form F-6 (No. 333-123939) and a related prospectus, which may be in the form of the ADR certificate, for the registration under the 1933 Act of the ADSs evidenced by ADRs, have filed such amendments thereto and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement on Form F-6 for the registration of the ADSs evidenced by ADRs, as amended at the time it becomes effective (including by the filing of any post-effective amendments thereto), is hereinafter called the "ADR Registration Statement."

     The Company has prepared and filed with the Commission a registration statement on Form 8-A (No. 000-51242) for the registration under the United States Securities Exchange Act of 1934, as amended (the "1934 Act"), of the Ordinary Shares. The various parts of such registration statement on Form 8-A for the registration of the Ordinary Shares, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, are hereinafter called the "Form 8-A Registration Statement."

     SECTION 1 Representations and Warranties.


     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(d) hereof, and as of each Time of Delivery (if any) referred to in Section 2(d) hereof, and agrees with each Underwriter, as follows:

          (i) Compliance with Registration Requirements. Each of the Registration Statement, any Rule 462(b) Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement has been declared effective by the Commission under the 1933 Act or 1934 Act, as applicable, and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement has been issued under the 1933 Act or 1934 Act, as applicable, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information received by the Company has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the relevant Time of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, any preliminary prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Time (and, if any Option Securities are purchased, at the relevant Time of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use in the Registration Statement or the Prospectus (including any prospectus wrapper) or any amendments or supplements thereto,

          Each preliminary prospectus and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when such Registration Statement became effective in all material respects with the 1933 Act and the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the Offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          At the time the ADR Registration Statement became effective and at the Closing Time (and, if any Option Securities are purchased, at the relevant Time of Delivery), the ADR Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          At the time the Form 8-A Registration Statement became effective and at the Closing Time (and, if any Option Securities are purchased, at the relevant Time of Delivery), the Form 8-A Registration Statement complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          Notwithstanding the foregoing, this representation and warranty shall not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use in any such Registration Statement.

          (ii) Independent Accountants. Deloitte Touche Tohmatsu, who certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("US GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in all material respects in accordance with US GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, that are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (v) Organization of the Company. The Company has been duly organized and is validly existing under the laws of the Cayman Islands, and has the legal right, power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Deposit Agreement (together, the "Principal Agreements"), and is duly qualified to transact business in any jurisdiction in which it owns or leases any properties or conducts any business except where the failure to so qualify would not result in a Material Adverse Effect. The Amended and Restated Memorandum of Association and Articles of Association of the Company (the "Articles of Association") comply with the requirements of Cayman Islands law and are in full force and effect.

          (vi) Organization of Subsidiaries. None of the Company's subsidiaries is a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) except Techfaith Wireless Communication Technology (Beijing) Limited ("TechFaith China"), Techfaith Wireless Communication Technology (Beijing) Limited II ("Techfaith Beijing"), Techfaith Wireless Communication Technology (Shanghai) Limited ("Techfaith Shanghai") ("Techfaith Shanghai"), STEP Technologies (Beijing) Co., Ltd. ("STEP Technologies"), Techfaith Wireless Communication Technology Limited ("TechFaith Wireless"), Great Earnest Technology Limited ("Great Earnest"), Leo Technology Limited ("Leo Technology") and Finest Technology Limited ("Finest Technology," and together with TechFaith China, Techfaith Beijing, Techfaith Shanghai, STEP Technologies, Techfaith Wireless, Great Earnest and Leo Technology, the "Significant Subsidiaries"). Each of the Company's subsidiaries has been duly organized and is validly existing under the laws of the jurisdiction of its incorporation or formation, and has legal right, power and authority to own, lease and operate its properties, if any, and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in any jurisdiction in which it owns or leases any properties or conducts any business except where the failure to so qualify would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock or equity interest of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock or equity interest of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on Exhibit 21 to the Registration Statement and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

          (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus and except for the conversion of all of the Company's redeemable convertible notes (the "Convertible Notes") immediately prior to the Closing Time). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders of outstanding shares of the Company have irrecovably waived any entitlement to pre-emptive or other rights to acquire the Ordinary Shares in connection with the Offering; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except as otherwise disclosed in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants or rights to purchase from the Company Ordinary Shares or any other shares of capital stock of the Company or any subsidiary nor are there any obligations of the Company to allot, issue or transfer, the Securities; the Securities are freely transferable by the Company to or for the account of the Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Securities under the laws of the Cayman Islands or the United States.

          (viii) Authorization of Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.


          (ix) Authorization of Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

          (x) Validity of ADRs. Upon the due issuance by the Depositary of ADRs evidencing the ADSs against the deposit of the Ordinary Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs evidencing the ADSs specified therein and in the Deposit Agreement.

          (xi) No Limitation on Vote, Transfer and Payment of Dividends. Except as set forth in the Articles of Association of the Company (the "Articles of Association"), the Deposit Agreement or the Prospectus and except for applicable securities law restrictions on the sale of securities, there are no limitations on the rights of holders of Ordinary Shares, ADSs or ADRs evidencing the ADSs to hold or vote or transfer their respective securities, and no approvals are currently required in the Cayman Islands in order for the Company to pay dividends declared by the Company to the holders of Ordinary Shares, including the Depositary and, except as disclosed in the Prospectus, no such dividends or other distributions will be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and may be so paid without the necessity of obtaining any Governmental License (as defined in Section 1(a)(xxi)) in the Cayman Islands.

          (xii) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with this Agreement and, in the case of the ADSs, the Deposit Agreement, will be validly issued, fully paid and non-assessable and will be issued free and clear of all liens, encumbrances, equities or claims; the Ordinary Shares, the ADRs and the ADSs conform to all statements relating thereto contained in the Prospectus, including statements under the captions "Description of Share Capital" and "Description of American Depositary Shares" and such descriptions conform in all material respects to the rights set forth in the instruments defining the same; except as disclosed in the Prospectus or the Registration Statement, no holder of the Securities is or will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (xiii) Arrangements with Directors, Executive Officers and Affiliates. Except as disclosed in the Prospectus or the Registration Statement or filed as exhibits thereto, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company and any director or executive officer of the Company or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest). There are no relationships or transactions between the Company on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers on the other hand which, although required to be disclosed under the 1933 Act or the 1933 Act Regulations, are not disclosed in the Registration Statement.

          (xiv) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xv) Absence of Further Requirements for the Offering. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or any stock exchange authority is necessary or required for the performance by the Company or any subsidiary of its obligations under any of the Principal Agreements in connection with the offering, issuance or sale of the Securities under the Principal Agreements or the consummation of the transactions contemplated by any of the Principal Agreements, except
     (i) such as have been already filed, obtained or as may be required under the 1933 Act or the 1933 Act Regulations and United States federal and state, local or other securities or blue sky laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

          (xvi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that might reasonably be expected to result in a Material Adverse Effect, or that might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Principal Agreements or the performance by the Company of its obligations thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business of the Company or any subsidiary, could not reasonably be expected to result in a Material Adverse Effect.

          (xvii) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or other constituent or organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of each of the Principal Agreements and the consummation of the transactions contemplated in each of the Principal Agreements and the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds"), and compliance by the Company or any subsidiary with its obligations under each of the Principal Agreements have been duly authorized by all necessary corporate action and received all necessary approvals from any governmental or regulatory body and the necessary sanction or consent of its shareholders and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws or other constituent or organizational documents or business license or other organizational document of the Company or any subsidiary or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xviii) Accuracy of Exhibits. There are no contracts or documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto that have not been so described and filed as required.

          (xix) Possession of Intellectual Property. Except as disclosed in the Prospectus, the Company and its subsidiaries own or possess or otherwise have the legal right to use, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of an unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

          (xx) Dividends. The Company's subsidiaries are not currently prohibited, directly or indirectly, from paying any dividends or other distributions to the Company or Techfaith Wireless, as applicable, from making any other distribution on their respective equity interests, or from transferring any of their respective property or assets to the Company or Techfaith Wireless, as applicable, except as described in or contemplated by the Prospectus; all dividends and other distributions declared and payable upon the equity interests in the Company's subsidiaries may be converted into foreign currency that may be freely transferred out of the People's Republic of China (the "PRC") and the British Virgin Islands ("BVI"), as applicable, except as disclosed in the Registration Statements and the Prospectus, and all such dividends and other distributions are not and, except as disclosed in the Registration Statements and the Prospectus, will not be subject to withholding or other taxes under the current laws and regulations of the PRC and BVI and, except as disclosed in the Registration Statements and the Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the PRC and BVI, in each case without the necessity of obtaining any governmental or regulatory authorization in the PRC and BVI, except such as have been obtained;

          (xxi) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by, and have made all declarations and filings with, the appropriate national, local or other regulatory agencies or bodies required for the authorization, execution and delivery by the Company or the relevant subsidiary, as the case may be, of any of the Principal Agreements or necessary to conduct the business now operated by them, with such exceptions as would not have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity or failure to be in full force and effect would not have a Marterial Adverse Effect; none of the Governmental Licenses contains any materially burdensome restrictions or conditions not described in the Prospectus; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification (and which modification would reasonably be expected to have a Material Adverse Effect) of any such Governmental Licenses or has any reason to believe that any such Governmental License will be revoked, modified (and which modification would reasonably be expected to have a Material Adverse Effect) or suspended.

          (xxii) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xxiii) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
     517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

          (xxiv) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") immediately after the Offering.

          (xxv) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any national, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (xxvi) PFIC Status. Based on the projected composition of the Company's income and valuation of its assets, including goodwill, the Company does not expect to become a passive foreign investment company, as defined in Section 1296(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), in 2005.

          (xxvii) Registration Rights. Except as described in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

          (xxviii) Tax Returns. The Company and its subsidiaries have filed all material tax returns required to have been filed by them or have duly requested extensions thereof and all such returns are up to date, correct, and on a proper basis in all material respects and have paid all material taxes required to be paid by them and any related assessments, charges, levies, fines or penalties, except for any such taxes, assessments, charges, levies, fines or penalties that are being contested in good faith and by appropriate proceedings; and there is no known proposed tax deficiency, assessment, charge, levy, fine or penalty against it as to which a reserve would be required to be established under US GAAP which has not been so reserved or which is required to be disclosed in the Prospectus which has not been so disclosed and so far as the Company is aware, there are no facts or circumstances in existence which would reasonably be expected to give rise to any such deficiency, assessment, charge, levy, fine or penalty.

          (xxix) Accounting Procedures. Each of the Company and its subsidiaries
     (A) makes, keeps and prepares books, records and accounts which fairly reflect transactions and dispositions of its assets and (B) has devised and maintained a system of internal and accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with US GAAP and to maintain asset accountability; (iii) accountability of assets is maintained, including regular reconciliations with existing assets and taking of appropriate action with respect to any differences; (iv) access to its assets is permitted only in accordance with management's general or specific authorizations; and (v) financial reports are prepared on a timely basis based on the transactions recorded pursuant to clause (ii) above under US GAAP. These reports provide the basis for the preparation of the Company's consolidated financial statements under US GAAP and have been maintained in compliance with applicable laws.

          (xxx) MD&A Description. The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus accurately and fully describes (A) accounting policies that the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and that require management's most difficult, subjective or complex judgments ("critical accounting policies"); (B) judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

          (xxxi) Management Review. The Company's management have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with its legal advisers and independent accountants with regards to such disclosure.

          (xxxii) Liquidity and Capital Resources. The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" in the Prospectus accurately and fully describes: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur, and (B) neither the Company nor any subsidiary is engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or such subsidiary, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements. As used herein in this Section 1(a)(xxxii), the phrase "reasonably likely" refers to a disclosure threshold lower than "more likely than not."

          (xxxiii) Certain Trading Activities. The Company is not engaged in any trading activities involving commodity contracts or other trading contracts that are not currently traded on a securities or commodities exchange and for which the market value cannot be determined.

          (xxxiv) Stamp Duty; Transfer Tax. Except as disclosed in the Prospectus, under the laws and regulations of the Cayman Islands, no transaction, stamp, capital or other issuance, registration or transfer taxes or duties are payable in the Cayman Islands by or on behalf of the Underwriters to any Cayman Islands taxing authority in connection with (A) the issuance, sale and delivery by the Company to or for the account of the Underwriters of the Securities or (B) the initial sale and delivery by the Underwriters of the Securities to purchasers thereof, (C) the holding or transfer of the Securities outside the Cayman Islands, (D) the deposit of the Ordinary Shares with the Custodian and the issuance and delivery of the ADRs, or (E) the execution and delivery of any Principal Agreement.

          (xxxv) Accuracy of Information. There are no legal or governmental proceedings, statutes, contracts or documents that are required under the 1933 Act or the 1933 Act Regulations to be described in the Registration Statement or the Prospectus which have not been so described. The description in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents is accurate and presents the information required to be shown in all material respects. The Prospectus will contain, when issued, all information and particulars required to comply with all statutory and other provisions (including, without limitation, the relevant laws and regulations of the Cayman Islands[, the British Virgin Islands] and the PRC) so far as applicable in each relevant Prospectus, which is or might reasonably be considered to be material for disclosure to a potential subscriber, investor, underwriter or sub-underwriter of the Securities or for the purpose of making an informed assessment of the assets and liabilities, financial position, and profits and losses of the Company and its subsidiaries including, but without prejudice to the generality of the foregoing, any special trade factors or risks known to the Company and its subsidiaries or any of their directors and/or executive officers and which would reasonably be expected to have a Material Adverse Effect. All material information which ought to have been supplied or disclosed by the Company and its directors and/or executive officers to the Underwriters, the Representative, Deloitte Touche Tohmatsu or the legal or other professional advisers to the Underwriters or the Company for the purposes of or in the course of preparation of the Prospectus or the Registration Statement has been supplied or disclosed by the Company and its directors and executive officers and nothing has occurred since the date the same was supplied or disclosed which requires the same to be amended or updated in any material respect.

          (xxxvi) Insurance. The business, undertakings, properties and assets of the Company's subsidiaries in China are adequately insured against all such risks as are normally insured by persons carrying on similar businesses in the same jurisdiction as those carried on by the Company's subsidiaries and such insurances include all the insurances that the Company's subsidiaries are required under terms of any lease or any contract in respect of any of their respective properties to undertake and such insurances are in full force and effect and, so far as the Company is aware, there are no circumstances which would reasonably be expected to render any of such insurances void or voidable and there is no material insurance claim made by or against the Company and its subsidiaries, pending, threatened or outstanding and so far as the Company is aware, no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have (if due) been paid.

          (xxxvii) Choice of Law; Consent to Jurisdiction; Appointment of Agent for Service of Process. The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands. The Company has the power to submit, and pursuant to Section 13 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, United States of America (each, a "New York Court"), and the Company has the power to designate, appoint and empower, and pursuant to
     Section 13 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, the Authorized Agent (as defined in Section 13 hereof) for service of process in any action arising out of or relating to this Agreement or the Securities in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 13 hereof.

          (xxxviii) Waiver of Immunity. Neither the Company, any of its subsidiaries nor any of its or their properties, assets or revenues has any right of immunity under Cayman Islands or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, New York or U.S. federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement; and, to the extent that the Company, any of its subsidiaries or any of its or their properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 12 of this Agreement.

          (xxxix) Enforceability of New York Judgment. Except as described in the Prospectus, any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement and the other Principal Agreements would be declared enforceable against the Company by Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation; provided that (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard,
     (ii) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, and
     (iv) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court.

          (xl) Listing. The Securities have been authorized for quotation, subject to official notice of issuance, on the Nasdaq National Market ("NASDAQ"), under the symbol "CNTF".

          (xli) Stabilization and Manipulation. Neither the Company nor any of its affiliates has taken, directly or indirectly, any action that is designed to or that constitutes or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company.

          (xlii) Foreign Corrupt Practices. Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company is using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses; is making any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977; or is making any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder severally but not jointly represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

          (i) Accurate Disclosure. Such Selling Shareholder has reviewed the Registration Statement and the Prospectus and neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper) includes any untrue statement of a material fact relating to such Selling Shareholder or omits to state a material fact necessary in order to make the statements therein relating to such Selling Shareholder, in the light of the circumstances under which they were made, not misleading; such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company, which is not set forth in the Prospectus.

          (ii) Authorization of Agreements. Such Selling Shareholder has the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") with [Mr. Defu Dong] and the [Company], respectively, and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of the Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its properties.

          (iii) Good and Marketable Title. Such Selling Shareholder has and will at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and marketable title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

          (iv) Absence of Defaults and Conflicts. The execution, delivery and performance of each of the Principal Agreements to which such Selling Shareholder is a party and the consummation of the transactions contemplated in each of the Principal Agreements and the Registration Statement have been duly authorized by all necessary corporate action by such Selling Shareholder, to the extent applicable, and received all approvals from any governmental or regulatory body and the sanction or consent of its shareholders, to the extent applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, result in any violation of the provisions of its charter or by-laws or business license or other organizational document of such Selling Shareholder, to the extent applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its assets, properties or operations.

          (v) Due Execution of Power of Attorney and Custody Agreement. Such Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the Representative, the Power of Attorney and Custody Agreement with [Mr. Defu Dong] as attorney-in-fact (the "Attorney-in-Fact") and the [Company], as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and the Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(k) or that may be required pursuant to Section(s) 5(r) and 5(s) on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

          (vi) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action that is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (vii) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

          (viii) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the

     Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

          (ix) No Association with NASD. Except as disclosed in the Registration Statement, neither such Selling Shareholder nor any of his, her or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(dd) of the By-laws of the NASD), any member firm of the NASD.


     (c) Officer's Certificates. Any certificate signed by any officer of the Company or any subsidiaries delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby; and any certificate signed by or on behalf of a Selling Shareholder as such and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.


     SECTION 2. Sale and Delivery to the Underwriters; Closing.


     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per ADS set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or each Selling Shareholder, as the case may be, that the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional securities.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Shareholder, acting severally and not jointly, hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional o ADSs at the same price per ADS set forth in Schedule C less an amount per Ordinary Share represented by such ADSs equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 calendar days after the date of the Prospectus and may be exercised from time to time only for the purpose of covering over-allotments by written notice from the Representative to the Company and the Selling Shareholders, and setting forth the aggregate number of Option Securities to be purchased and the date on which such Option Securities are to be delivered, as determined by the Representative but in no event earlier than the Closing Time or, unless the Representative and the Company otherwise agree in writing, not earlier than two or later than ten business days after the date of such notice. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased that the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Denominations; Registration; Delivery of ADRs. ADRs evidencing the Securities purchased by the Underwriters hereunder shall be delivered by the Company to the Representative through the facilities of The Depository Trust Company, New York, New York ("DTC"), for the respective accounts of the Underwriters, against payment for the Securities by or on behalf of such Underwriters to the Company and Selling Shareholders of the purchase price therefor by wire transfer through the Federal Wire System in New York in U.S. dollars in immediately available funds to an account designated by the Company.

     (d) Time and Date of Deliveries and Payments. The time and date of delivery of, and payment for, the Initial Securities shall be 9:30 a.m., New York City time on May o, 2005 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as the Representative and the Company may agree upon in writing (such time and date of payment and delivery being herein called the "Closing Time"). The time and date of delivery and payment with respect to the Option Securities shall be 9:30 a.m., New York City time on the date specified by the Representative in a written notice given by the Representative of an election by the Underwriters' to purchase such Option Securities, or such other time and date as the Representative and the Company may agree upon in writing. Any such time and date for delivery of and payment for the Option Securities, if not the Closing Time, is herein called a "Time of Delivery."

     The documents to be delivered at the Closing Time by or on behalf of the parties hereto pursuant to Section 5 hereof, including any additional documents reasonably requested by the Underwriters pursuant to Section 5(r) hereof, will be delivered at the offices of Simpson Thacher & Bartlett LLP, 7th Floor, ICBC Tower, Three Garden Road, Central, Hong Kong at 8:00 a.m., Hong Kong time, on the day of the Closing Time.

     SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:


     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement, to the ADR Registration Statement or to the Form 8-A Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement, to the ADR Registration Statement or to the Form 8-A Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes of which the Company is aware. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), to the ADR Registration Statement or the Form 8-A Registration Statement, any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

     (d) Delivery of Prospectus. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as each Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as each Underwriter may reasonably request.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, the rules and regulations of the NASD and the NASDAQ so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the other Principal Agreements and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement, the ADR Registration Statement, the Form 8-A Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances, existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement, the ADR Registration Statement, the Form 8-A Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, or the 1934 Act or the 1934 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the ADR Registration Statement, the Form 8-A Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (within or outside the United States) as the Representative may reasonably designate and to maintain such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, which period shall in no event extend for more than one year from the later of the effective date of the U.S. Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for as long as may be necessary to complete the distribution of the Securities, which period shall in no event extend for more than one year from the effective date of the U.S. Registration Statement and any Rule 462(b) Registration Statement.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (i) Compliance with Rule 463. The Company will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 of the 1933 Act Regulations.

     (j) Listing. The Company will use its best efforts to effect and maintain the quotation of the ADSs on the NASDAQ and will file with the NASDAQ all documents and notices required by the NASDAQ of companies that are traded on the NASDAQ and quotations for which are reported by the NASDAQ.

     (k) Restriction on Sale of Securities. During a period of 180 days from the date of this Agreement (the "Lock-Up Period"), the Company shall not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, dispose of (including without limitation, issue, agree to issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly), any Ordinary Shares or ADSs or any security that constitutes the right to receive Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for or repayable with Ordinary Shares or ADSs or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap agreement or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Ordinary Shares or ADSs, whether any such swap agreement or other agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise. The foregoing shall not apply to (A) the Ordinary Shares or ADSs to be sold hereunder, (B) any issuance of Ordinary Shares or ADSs by the Company upon exercise of any options to purchase Ordinary Shares granted pursuant to a duly adopted stock option plan of the Company, provided that such options shall not be exercisable during such 180-day period, and (C) transactions by the Company with the prior written consent of the Representative, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Subsection (k) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representative waives, in writing, such extension.

     (l) Other Documents. The Company will furnish to the Depositary and to holders of ADRs, directly or through the Depositary, such reports, documents and other information described in the Prospectus under the caption "Description of American Depositary Shares" in accordance with the procedures stated thereunder.

     (m) Reporting Requirements. The Company, during the period when any Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (n) Compliance with NASD Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the NASD or the rules, regulations and interpretations of the NASD from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

     (o) Submission of Documents. The Company agrees to file with the NASD, the NASDAQ, the Commission and any other governmental or regulatory agency, authority or instrumentality in the Cayman Islands, the United States[, the British Virgin Islands] and the People's Republic of China, as may be required, such reports, documents, agreements and other information which the Company may from time to time be required to file, including those relating to the implementation and payment of dividends or other distributions on the Securities.

     (p) Investment Company Act. The Company will not be or become, within one year of the Closing Time, an "investment company" as defined in the 1940 Act.

     (q) Stabilization and Manipulation. The Company agrees not to (and to use its best efforts to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company.

     (r) Deposit of Ordinary Shares. Prior to the Closing Time and each Time of Delivery, the Company will deposit or cause to be deposited Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement so that the ADRs evidencing the ADSs to be delivered by such party to the Underwriters at such Closing Time or Time of Delivery are executed, countersigned and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Closing Time or Time of Delivery.

     (s) Annual Reports. The Company agrees to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report in English, including a review of operations and audited consolidated financial statements and a report thereon prepared by the Company's independent accountants in accordance with US GAAP of net income (loss), shareholders' equity and, as necessary, other selected balance sheet and statement of operations items in such financial statements.

     (t) Liabilities and Agreements Prior to the Closing Time. The Company agrees that except as disclosed in the Prospectus and except for those which are not material to the Company, prior to the Closing Time, it will not incur any liabilities or enter into any material agreements (except in the ordinary course of its business) without the prior written consent of the Representative.

     (u) Cayman Islands Matters. The Company agrees that (A) it will not attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands; (B) following the consummation of the Offering, it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares; and (C) it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes.

     (v) Deposit Agreement. The Company agrees to abide by the covenants set forth in the Deposit Agreement.

     SECTION 4. Payment of Expenses.


     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, of the ADR Registration Statement and of each amendment thereto and of the Form 8-A Registration Statement and of each amendment thereto, each preliminary prospectus, any Term Sheet and the Prospectus and any amendments or supplements thereto; (ii) the preparation and delivery to the Underwriters of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the delivery of the Ordinary Shares represented by the ADSs to the Depositary, (v) the fees and disbursements of the Company's counsel, accountants and other advisors, (vi) the filing fees in connection the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, (vii) the fees and expenses of the Depositary, any transfer agent or registrar, and each custodian, if any, for the Securities, (viii) the fees and the Company's own expenses incurred in connection with the roadshow, (ix) the fees and expenses incurred in connection with the quotation of the ADSs on NASDAQ, (x) the filing fees incident to the review by the NASD of the terms of the sale of the Securities, and (xi) the costs and expenses of the Underwriters, up to $15,000, in connection with matters related to the Reserved Securities that are designated by the Company for sale to directors, officers, employees and associates of the Company, including the fees and disbursements of counsel for the Underwriters.

     (b) Expenses of the Selling Shareholders. The Selling Shareholders, severally and not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants, except, as between the Company and the Selling Shareholders, to the extent the Company has agreed with the Selling Shareholders to bear such fees and disbursements.

     (c) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all out-of-pocket accountable expenses actually incurred, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters hereunder, as to the ADSs to be delivered at the Closing Time and each Time of Delivery, are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions.

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement, has become effective and at such Time of Delivery no stop order suspending the effectiveness of the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement shall have been issued under the 1933 Act or the 1934 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (b) Opinion of Cayman Islands Counsel for Company. At Closing Time, the Representative shall have received the opinion, dated as of such Closing Time, of Conyers Dill & Pearman, Cayman Islands counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as counsel for the Underwriters may reasonably request.

     (c) Opinion of Special U.S. Counsel for Company. At Closing Time, the Representative shall have received the opinion, dated as of such Closing Time, of Latham & Watkins LLP, special U.S. counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel for the Underwriters may reasonably request.

     (d) Opinion of Special PRC Counsel for Company. At Closing Time, the Representative shall have received the opinion, dated as of such Closing Time, of Guantao Law Firm, special PRC counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit C hereto and to such further effect as counsel for the Underwriters may reasonably request.

     (e) Opinion of BVI Counsel for Company. At Closing Time, the Representative shall have received the opinion, dated as of such Closing Time, of Conyers Dill & Pearman, BVI counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit D hereto and to such further effect as counsel for the Underwriters may reasonably request.

     (f) Opinions of Counsel for certain Selling Shareholders. At Closing Time, the Representative shall have received the opinions, dated as of such Closing Time, of counsels for the Selling Shareholders whose names are listed on Schedule E hereto, respectively, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit E hereto and to such further effect as counsel for the Underwriters may reasonably request.

     (g) Opinion of U.S. Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of such Closing Time, of Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters.

     (h) Opinion of Special PRC Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of such Closing Time, of Commerce & Finance Law, special PRC counsel for the Underwriters, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters.

     (i) Opinion of Counsel for Depositary. At Closing Time, the Representative shall have received the favorable opinion, dated as of such Closing Time, of Emmet Marvin & Martin LLP, counsel for the Depositary, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit F hereto and to such further effect as counsel for the Underwriters may reasonably request.

     (j) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the chief executive officer and chief financial officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of such Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions contained herein on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to such officers' knowledge, are contemplated by the Commission.

     (k) Certificate of Selling Shareholders. At Closing Time, the Representative shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of the Closing Time, to the effect that (i) the representations and warranties in Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of such Closing Time, and (ii) each Selling Shareholder has complied with all agreements and satisfied all conditions contained herein on its part to be performed or satisfied at or prior to the Closing Time.

     (l) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Deloitte Touche Tohmatsu a letter dated such date, in form and substance satisfactory to the Representative and Deloitte Touche Tohmatsu, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (m) Bring-down Comfort Letter. At Closing Time, the Representative shall have received from Deloitte Touche Tohmatsu a letter, dated as of such Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (l) of this section, except that the specified date referred to shall be a date not more than five business days prior to such Closing Time.

     (n) Approval of Listing. At Closing Time, the ADSs shall have been approved for inclusion in the NASDAQ, subject only to official notice of approval.

     (o) No Objection by NASD. At or prior to Closing Time, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (p) Lock-up Agreement. At the date of this Agreement, the Representative shall have received a lock-up agreement substantially in the form of Exhibit G hereto duly signed by each of the persons and entities listed on Schedule D hereto.

     (q) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling Shareholders hereunder shall be true and correct as of each Time of Delivery and, at the relevant Time of Delivery, the Representative shall have received:

          (i) Officers' Certificate. A certificate, dated such Time of Delivery, of the chief executive officer and chief financial officer of the Company confirming that the certificate delivered at the Closing Time pursuant to
     Section 5(j) hereof remains true and correct as of such Time of Delivery.

          (ii) Certificate of Selling Shareholders. A certificate, dated such Time of Delivery, of an Attorney-in-Fact on behalf of each Selling Shareholder confirming that the certificate delivered at the Closing Time pursuant to Section 5(k) hereof remains true and correct as of such Time of Delivery.

          (iii) Opinion of Cayman Islands Counsel for Company. The favorable opinion of Conyers Dill & Pearman, Cayman Islands counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iv) Opinion of Special U.S. Counsel for Company. The opinion of Latham & Watkins LLP, special U.S. counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by
     Section 5(c) hereof.

          (v) Opinion of Special PRC Counsel for Company. The favorable opinion of Guantao Law Firm, special PRC counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by
     Section 5(d) hereof.

          (vi) Opinion of Special BVI Counsel for Company(vii). The favorable opinion of Conyers Dill & Pearman, BVI counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by
     Section 5(e) hereof.

          (viii) Opinions of Counsels for certain Selling Shareholders. The favorable opinions of counsels for the Selling Shareholders whose names are listed on Schedule E hereto, respectively, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

          (ix) Opinion of U.S. Counsel for Underwriters. The favorable opinion of Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, in form and substance satisfactory to the Underwriters, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by
     Section 5(g) hereof.

          (x) Opinion of Special PRC Counsel for Underwriters. The favorable opinion of Commerce & Finance Law, special PRC counsel for the Underwriters, in form and substance satisfactory to the Underwriters, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by Section 5(h) hereof.

          (xi) Opinion of Counsel for Depositary. The favorable opinion of Emmet Marvin & Martin LLP, counsel for the Depositary, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by Section 5(i) hereof.

          (xii) Bring-down Comfort Letter. A letter from Deloitte Touche Tohmatsu, in form and substance satisfactory to the Representative dated such Time of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(m) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five business days prior to such Time of Delivery.

          (r) Additional Documents. At each Time of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

          (s) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, the Deposit Agreement, or, in the case of any condition to the purchase of Option Securities at a Time of Delivery which is after the Closing Time, the obligations of the Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Time or such Time of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 12, 13 and 14 shall survive any such termination and remain in full force and effect.


     SECTION 6. Indemnification.


     (a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless, jointly and severally with the Selling Shareholders, and the Selling Shareholders agree to indemnify and hold harmless, severally but not jointly with each other or the Company, each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, the ADR Registration Statement or the Form 8-A Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in jurisdictions outside the United States in connection with the reservation and sale of the Reserved Securities to eligible directors, officers, employees and associates of the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading;

          (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, to the extent that any such expense is not paid under
     (i) or (ii) above;

provided, however, that each Selling Shareholder's indemnification obligations under this Section 6 shall only apply to any and all loss, liability, claim, damage and expenses whatsoever, arising out of or are based upon any untrue statement or alleged untrue statement of a material fact relating to such Selling Shareholder contained in the Registration Statement or the Prospectuses or any amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact relating to such Selling Shareholder required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that this indemnity agreement shall not inure to the benefit of any U.S. Underwriter or any person who controls such U.S. Underwriter on account of any such loss, liability, claim, damage or expense arising out of any such defect or alleged defect in any preliminary prospectus if a copy of the U.S. Prospectus shall not have been given or sent by such U.S. Underwriter with or prior to the written confirmation of the sale involved to the extent that (i) the U.S. Prospectus would have cured such defect or alleged defect and (ii) sufficient quantities of the U.S. Prospectus were timely made available to such U.S. Underwriter; and provided, further, that notwithstanding the foregoing provisions, the aggregate amount of each Selling Shareholder's indemnity obligations under this

Section 6 shall not exceed an amount equal to the net cash proceeds (before deducting expenses) received by such Selling Shareholder from the sale of Securities pursuant to this Agreement.

     (b) Indemnification of the Company, Directors and Officers and Selling Shareholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Shareholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use in the Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible directors, officers, employees and associates of the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

     (f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received respectively by the Company and each of the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Selling Shareholders on the one hand and the Underwriters on the other hand, respectively, in connection with the statements or omissions, or in connection with any violation of the nature referred to in
Section 6(a)(ii)(A) hereof, that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received respectively by the Company and each of the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received respectively by the Company and each of the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company and each of the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or each of the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred in on Section 6(a)(ii)(A) hereof.

     The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. Further, the aggregate amount of each Selling Shareholder's contribution obligations under this Section 7 shall not exceed the amount equal to the net proceeds (before deducting expenses) received by such Selling Shareholder from the sale of Securities pursuant to this Agreement.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

     The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholders submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9. Termination of Agreement.


     (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred, after the date hereof and prior to the Closing Time, any material adverse change in the financial markets in the Cayman Islands, the United States, the People's Republic of China, Asian or international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions or currency exchange rates or exchange controls, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, NASDAQ, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in NASDAQ has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (iv) if a banking moratorium has been declared by the Cayman Islands, People's Republic of China, U.S. federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided, further, that Sections 1, 6, 7, 8, 12, 13 and 14 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Time of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Time of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Time of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default that does not result in a termination of this Agreement or, in the case of a Time of Delivery that is after the Closing Time, that does not result in a termination of the obligation of the Underwriters to purchase and the Company [and the Selling Shareholders] to sell the relevant Option Securities, as the case may be, either the Representative or the Company shall have the right to postpone the Closing Time or the relevant Time of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriters" includes any person substituted for a Underwriter under this
Section 10.

     SECTION 11. Default by one or more of the Selling Shareholders or the Company.


     (a) Default by Selling Shareholders. If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities that such Selling Shareholder is obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise (subject to being exercised only by the applicable Selling Shareholders and not by the Attorney-in-Fact designated by the Selling Shareholders), the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representative, by notice from the Representative to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7, 8, 12, 13 and 14 shall remain in full force and effect or (b) elect to purchase the Securities that the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

     In the event of a default by any Selling Shareholder as referred to in this
Section 11, each of the Representative, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

     (b) Default by Company. If the Company shall fail at Closing Time to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7, 8, 12, 13 and 14 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

     SECTION 12. Waiver of Immunities. To the extent that the Company, the Selling Shareholders or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to the Company or the Selling Shareholders, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Cayman Islands, New York or U.S. federal court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any such court in which proceedings may at any time be commenced, with respect to the obligations and liabilities of the Company or the Selling Shareholders, or any other matter under or arising out of or in connection with, the Principal Agreements or any of them, the Company and the Selling Shareholders hereby irrevocably and unconditionally waive or will waive such right to the extent permitted by law, and agree not to plead or claim, any such immunity and consents to such relief and enforcement.

     SECTION 13. Consent to Jurisdiction; Appointment of Agent for Service of Process.


     (a) Consent to Jurisdiction. The Company and the Selling Shareholders, by their execution and delivery of this Agreement, hereby irrevocably consent and submit to the nonexclusive jurisdiction of any New York Court in personam generally and unconditionally in respect of any such suit or proceeding.

     (b) Appointment of Agent for Service of Process. The Company and the Selling Shareholders further, by their execution and delivery of this Agreement, irrevocably designate, appoint and empower CT Corporation System, 111 Eighth Avenue, New York, New York as their designee, appointee and authorized agent (the "Authorized Agent") to receive for and on their behalf service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against the Company or Selling Shareholders, respectively, with respect to their obligations, liabilities or any other matter arising out of or in connection with this Agreement and that may be made on the Authorized Agent in accordance with legal procedures prescribed for such courts, and it being understood that the designation and appointment of CT Corporation System as the Authorized Agent shall become effective immediately without any further action on the part of the Company or the Selling Shareholders. Each of the Company and the Selling Shareholders represents to each Underwriter that it has notified CT Corporation System of such designation and appointment and that CT Corporation System has accepted the same. The Company and Selling Shareholders further agree that, to the extent permitted by law, proper service of process upon CT Corporation System (or its successors as agent for service of process) and written notice of said service to the Company or Selling Shareholders pursuant to Section 15, shall be deemed in every respect effective service of process upon the Company or Selling Shareholders, respectively, in any such suit or proceeding. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Company and Selling Shareholders agree to designate a new designee, appointee and agent in The City of New York, New York on the terms and for the purposes of this Section 13 reasonably satisfactory to the Representative. The Company and Selling Shareholders further hereby irrevocably consent and agree to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against the Company or Selling Shareholders, respectively, by serving a copy thereof upon the relevant agent for service of process referred to in this Section 13 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) and by mailing copies thereof by registered or certified air mail, postage prepaid, to the Company or Selling Shareholders, respectively, at the addresses specified in or designated pursuant to this Agreement. The Company and Selling Shareholders agree that the failure of any such designee, appointee and agent to give any notice of such service to them shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Underwriters and the other persons referred to in Sections 6 and 7 to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or the Selling Shareholders or bring actions, suits or proceedings against the Company or Selling Shareholders in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Company and Selling Shareholders hereby irrevocably and unconditionally waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in any New York Court and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

     SECTION 14. Judgment Currency. The Company and the Selling Shareholders agree to indemnify each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Underwriter severally agrees to indemnify the Company, its directors, each of its officers who signed the Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement, the Selling Shareholders and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any loss incurred, as incurred, as a result of any judgment being given in connection with this Agreement, the Prospectus, the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement for which indemnification is provided by such person pursuant to Section 6 of this Agreement and any such judgment or order being paid in a currency (the "Judgment Currency") other than US dollars as a result of any variation as between (i) the spot rate of exchange in New York at which the Judgment Currency would have been convertible into US dollars as of the date such judgment or order is entered, and (ii) the spot rate of exchange at which the indemnified party is first able to purchase US dollars with the amount of the Judgment Currency actually received by the indemnified party. If, alternatively, the indemnified party receives a profit as a result of such currency conversion, it will return any such profits to the indemnifying party (after taking into account any taxes or other costs arising in connection with such conversion and repayment). The foregoing indemnity shall constitute a separate and independent, several and not joint, obligation of the Company, the Selling Shareholders and the

Underwriters and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

     SECTION 15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative care of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Two World Financial Center, 250 Vesey Street, New York, New York 10281, attention of Equity Capital Markets; notices to the Company shall be directed to it at 3/F M8 West No. 1 Jiu Xian Qiao Dong Road, Chao Yang District, Beijing 100016, People's Republic of China, attention:
Chief Financial Officer; and notices to the Selling Shareholders shall be directed at the Selling Shareholders' respective addresses set forth on Schedule F hereto.

     SECTION 16. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 17. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS MAY BE OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 18. Effect of Headings. The Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 19. Definitions. For purposes of this Agreement, (a) "business day" means any day other than Saturday or Sunday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 under the 1933 Act Regulations.

     SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all counterparts shall together constitute one and the same Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms.


                                 Very truly yours,

                                 CHINA TECHFAITH WIRELESS
                                 COMMUNICATION TECHNOLOGY LIMITED



                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                                 ATTORNEY-IN-FACT FOR SELLING
                                 SHAREHOLDERS



                                 By:
                                    --------------------------------------------
                                 Name:
                                 As Attorney-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule B to this Agreement



CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

By: Merrill Lynch, Pierce, Fenner & Smith
                Incorporated



By:
   -------------------------------------
       Authorized Signatory

For themselves and as Representative of
the other Underwriters named in
Schedule A hereto

                                   Schedule A

                              LIST OF UNDERWRITERS


                                                                                 Number of Initial Securities
Name of Underwriter                                                                  (in the form of ADSs)
-------------------                                                              ----------------------------

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated......................................                                       o
Lehman Brothers Inc...............................................                                   o
CIBC World Markets Corp...........................................                                   o
                                                                                             -------------

  Total.........................................................                                     o
                                                                                             =============





                                    Sch A-1

                                   Schedule B

                    LIST OF COMPANY AND SELLING SHAREHOLDERS


                                                                                                 Maximum Number of
                                                                  Number of Initial              Option Securities
                                                               Securities to be Sold                  to Be Sold
                                                               ---------------------             ------------------


China Techfaith Wireless Communication
     Technology Limited                                                        o                             --
Stone Column Assets Limited..........................                          o                              o
HTF 7 Limited........................................                          o                              o
Intel Capital Corporation............................                          o                              o
SeaBright China Special Opportunities (1) Limited....                          o                              o
Fortune Ideal Capital Inc............................                          o                              o
Global Strategic Investment Inc......................                          o                              o
Kebo Wu..............................................                          o                              o
Capital Group Resources..............................                          o                              o
Iek Ngan.............................................                          o                              o
Siu Hong Chow........................................                          o                              o
QUALCOMM Incorporated................................                          o                              o
Chong Keung So.......................................                          o                              o
Financiere Natexis Singapore 2 Pte Ltd...............                          o                              o
Modern Ray Limited...................................                          o                              o
Total................................................                          o                              o





                                       Sch B-1

                                   Schedule C

                                 OFFERING PRICE


            CHINA TECHFAITH WIRELESS COMMUNICATION TECHNOLOGY LIMITED
       o American Depositary Shares, each representing 15 Ordinary Shares
                     (Par Value $0.00002 Per Ordinary Share)


     1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $o.

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $o, being an amount equal to the initial public offering price set forth above less $o per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.




                                    Sch C-1

                                   Schedule D

                 LIST OF PERSONS AND ENTITIES SUBJECT TO LOCK-UP




                                    Defu Dong

                                  Baozhunag Huo

                                  Cangsong Liu

                                   Changke He

                           Stone Column Assets Limited

                            Crossvine Assets Limited

                                  HTF 7 Limited

                            Intel Capital Corporation

                SeaBright China Special Opportunities (1) Limited

                           Fortune Ideal Capital Inc.

                        Global Strategic Investment Inc.

                                     Kebo Wu

                             Capital Group Resources

                                    Iek Ngan

                                  Siu Hong Chow

                              QUALCOMM Incorporated

                                 Chong Keung So

                     Financiere Natexis Singapore 2 Pte Ltd.

                               Modern Ray Limited

                           Investec Bank (UK) Limited





                                    Sch D-1

                                   Schedule E

          LIST OF SELLING SHAREHOLDERS PROVIDING AN OPINION OF COUNSEL




                          Stone Column Assets Limited

                                  HTF 7 Limited

                            Intel Capital Corporation

                SeaBright China Special Opportunities (I) Limited

                           Fortune Ideal Capital Inc.

                        Global Strategic Investment Inc.

                             Capital Group Resources

                              QUALCOMM Incorporated

                     Financiere Natexis Singapore 2 Pte Ltd.

                               Modern Ray Limited







                                    Sch E-1

                                   Schedule F

                    NOTICE ADDRESSES OF SELLING SHAREHOLDERS

                                [PLEASE CONFIRM]



                            Stone Column Assets Limited
                                    [Address]

                          Attention: _________________


                                  HTF 7 Limited
                                Strathvale House
                               North Church Street
                                  P.O. Box 1109
                            George Town, Grand Cayman
                                 Cayman Islands

                        Attention: _____________________


                            Intel Capital Corporation
                            2200 Mission College Blvd
                              Santa Clara, CA 95052
                                     U.S.A.

                         Attention: ___________________


                SeaBright China Special Opportunities (1) Limited
                                 125 Main Street
                                  P.O. Boax 144
                               Road Tonoy, Tortola
                             British Virgin Islands

                         Attention: ___________________


                           Fortune Ideal Capital Inc.
                                     c/o TTC
                                Trident Chambers
                                  P.O. Box 146
                               Road Town, Tortola
                             British Virgin Islands

                         Attention: ___________________





                                       Sch F-1

                        Global Strategic Investment Inc.
                                    4th Floor
                        No. 65 Tun Hwa South Road, Sec. 2
                                   Taipei 106
                            Taiwan, Republic of China

                         Attention: ___________________


                                     Kebo Wu
                                 Room 1909, 19/F
                                Hutchinson House
                            10 Harcourt Road, Central
                                    Hong Kong


                             Capital Group Resources
                      39/F Two International Finance Centre
                                8 Finance Street
                                    Hong Kong

                         Attention: ___________________


                                    Iek Ngan
                                  Rua de Foshan
                   No. 51, Edif. San Kin Yip Centro Commercial
                                    17 andar
                                      Macau


                                  Siu Hong Chow
                                 Room 1909, 19/F
                                Hutchinson House
                            10 Harcourt Road, Central
                                    Hong Kong


                              QUALCOMM Incorporated
                              S775 Morehouse Drive
                               San Diego, CA 92121
                                      U.S.A

                         Attention: ___________________





                                       Sch F-2

                                 Chong Keung So
                                 Room 4903, 49/F
                                  Office Tower
                    Hong Kong Convention and Exhibition Plaza
                             1 Harbour Road, Wanchai
                                    Hong Kong


                     Financiere Natexis Singapore 2 Pte Ltd.
                             1 Temasek Avenu #27-01
                                 Millenia Tower
                                Singapore 039192

                         Attention: ___________________


                               Modern Ray Limited
                                Sea Meadow House
                               Blackburne Highway
                                  P.O. Box 116
                               Road Town, Tortola
                             British Virgin Islands

                         Attention: ___________________


                                       Sch F-3

                                                                       Exhibit A

               FORM OF OPINION OF COMPANY'S CAYMAN ISLANDS COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)

     (i) The Company has been duly incorporated and is validly existing under the laws of the Cayman Islands and is validly existing as an exempted company and in good standing (meaning that it has not failed to make any filing with any Cayman Islands government authority or to pay any Cayman Islands government fee or tax which might make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the Cayman Islands) and has the corporate power and authority required to carry on its business and to own, lease and operate its properties in accordance with its memorandum of association and as described in the Prospectus.

     (ii) The Company has the authorized and issued share capital set forth in the Registration Statement and the Prospectus. All of the issued Ordinary Shares of the Company have been duly authorised and validly issued and are fully paid and non-assessable (meaning that no further sums are payable to the Company on such shares) and are not subject to any pre-emptive or similar rights under the articles of association of the Company.

     (iii) The Ordinary Shares to be issued and sold by the Company under the Underwriting Agreement have been duly authorized, and when issued and delivered by the Company to the Underwriters pursuant to the Underwriting Agreement against payment in full of the consideration set forth in the Underwriting Agreement, will have been validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on such Ordinary Shares) and such Ordinary Shares will not be subject to any pre-emptive or similar rights under the articles of association of the Company.

     (iv) The Ordinary Shares to be issued and delivered by the Company pursuant to the Underwriting Agreement and Deposit Agreement (collectively, the "Transaction Documents") against payment in full of the consideration set forth therein will have been validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on such shares) when issued and delivered in accordance with the Underwriting Agreement and Deposit Agreement.

     (v) Based solely on such counsel's review of the certified register of members as at the date of its opinion, relevant board resolutions and share transfer forms, (1) the Selling Shareholders are the registered holders of such number of Ordinary Shares set out in the schedule to the opinion immediately prior to their transfer to the Depositary and (2) all Ordinary Shares to be deposited by the Selling Shareholders (the "Sale Shares") with the Depositary by way of share transfers pursuant to the terms of the Underwriting Agreement and the Deposit Agreement have been duly authorized, are validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on the Sale Shares) and legal title to the Sale Shares has been duly transferred to the Depositary.

     (vi) The Company has the necessary corporate power and authority to enter into and perform its obligations under the Transaction Documents. The issue and sale of the Ordinary Shares, the execution and delivery of the Transaction Documents by the Company and the performance by the Company of its obligations thereunder will not violate the Memorandum or Articles of Association of the Company nor any applicable law, regulation, order or decree in the Cayman Islands.

     (vii) The Company has taken all corporate action required to authorise its execution, delivery and performance of the Transaction Documents. The Transaction Documents have been duly executed and delivered by or on behalf of the Company, and constitute valid and binding obligations of the Company enforceable in accordance with the terms thereof.

     (viii) No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of the Cayman Islands or any sub-division thereof is required to authorize or is required in connection with the issue and sale of the shares and the ADSs, the deposit of the Ordinary Shares with the Depositary against issuance of the ADRs evidencing the ADSs and the execution, delivery, performance and enforcement of the Transaction Documents, issue and delivery of the Ordinary Shares and the payment of any amount under the Underwriting Agreement and the Deposit Agreement (other than court filings if legal proceedings are brought in the Cayman Islands).

     (ix) It is not necessary or desirable to ensure the enforceability, legality, validity or admissibility in evidence in the Cayman Islands of the Transaction Documents that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in the Cayman Islands (other than court filings in the ordinary course of proceedings).

     (x) There is no stamp, registration or similar tax or duty to be paid on or in relation to any of the Transaction Documents provided that they are executed and remain outside the Cayman Islands. If it becomes necessary to bring any of the Transaction Documents into the Cayman Islands for enforcement or otherwise, nominal stamp duty will be payable on such Transaction Documents. Apart from the payment of stamp duty and court filing fees if the ordinary course of court proceedings, there are no acts, conditions or things required by the laws and regulations of the Cayman Islands to be done, fulfilled or performed in order to make any of the Transaction Documents admissible in evidence in the Cayman Islands.

     (xi) The statements in the Prospectus under the captions "Description of Share Capital," "Dividend Policy" "Management," "Taxation," "Enforceability of Civil Liabilities," "Principal and Selling Shareholders" and "Capitalization" insofar and to the extent that they constitute a summary or description of the laws and regulations of the Cayman Islands, are true and correct in all respects and nothing has been omitted from such statements which would make them misleading in any material respect.

     (xii) The Registration Statement, the Prospectus and the ADS Registration Statement and the filing of the Registration Statement and the ADS Registration Statement with the SEC have been duly authorised by and on behalf of the Company, and the Registration Statement and the ADSs Registration Statement have been duly executed pursuant to such authorisation by and on behalf of the Company.

     (xiii) Except as described in the Prospectus, no taxes, imposts or duties of any nature (including, without limitation, stamp or other issuance or transfer taxes or duties and capital gains, income, withholding or other taxes) are payable by or on behalf of the Underwriters to the Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with
(i) the allotment, issuance, and initial sale of the Ordinary Shares or the ADSs; (ii) the initial sale of the Ordinary Shares and ADSs to the Underwriters in the manner contemplated in the Transaction Documents; (iii) the resale and delivery of the Ordinary Shares and ADSs by the

Underwriters in the manner contemplated in the Prospectus; (iv) the declaration and payment of dividends on the Ordinary Shares; (v) the entering of the Depositary as the registered holder of the Ordinary Shares; or (vi) the deposit with the Depositary of Ordinary Shares by the Company and the Selling Shareholders against the issuance of ADRs evidencing the ADSs.

     (xiv) All dividends and other distributions declared and payable on the Ordinary Shares of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary as the registered holder of the Ordinary Shares and where they are to be paid from the Cayman Islands are freely transferred out of the Cayman Islands.

     (xv) The choice of New York law as the governing law of the Transaction Documents is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The submission in the Transaction Documents to the non-exclusive jurisdiction of the New York courts is valid and binding upon the Company. The Company can sue and be sued in its own name under the laws of the Cayman Islands.

     (xvi) The courts of the Cayman Islands would recognize as a valid judgment, a final and conclusive judgment in personam obtained in the New York courts against the Company based upon the Transaction Documents under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands.

     (xvii) Based solely upon a search of the Register of Writs and other Originating Process of the Grand Court of the Cayman Islands conducted at [o] [a.m./p.m.] on [o], 2005 (which would not reveal details of matters which have been filed but not actually entered in the Register of Writs and other Originating Process at the time of our search), no legal or governmental proceedings were pending against the Company or any property of the Company and no petitions to wind up the Company had been filed in the Grand Court of the Cayman Islands as at the date and time of our search.

     (xviii) The Transaction Documents are in an acceptable legal form under the laws of the Cayman Islands for enforcement thereof against the Company in the Cayman Islands in accordance with its terms.

     (xix) There is no exchange control legislation under Cayman Islands law and accordingly there are no exchange control regulations imposed under Cayman Islands law.

     (xx) The Company is not entitled to any immunity under the laws of the Cayman

Islands, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Transaction Documents in respect of itself or its property.

     (xxi) The Underwriters has standing to bring an action or proceedings before the appropriate courts in the Cayman Islands for the enforcement of the Transaction Documents. It is not necessary or advisable in order for the Underwriters to enforce its rights under the Transaction Documents, including the exercise of remedies thereunder, that it be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands.

     (xxii) The appointment of CT Corporation System to accept service of process in the New York courts and the waiver by the Company of any objection to the venue of a proceeding in the New York courts pursuant to the Deposit Agreement and Underwriting Agreement is legal, valid and binding on the Company.

     (xxiii) The form of certificate used to evidence the Ordinary Shares complies with all applicable statutory requirements, with any applicable requirements of the Memorandum and Articles of Association of the Company.

                                                                       Exhibit B

                    FORM OF OPINION OF COMPANY'S U.S. COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

     (i) Assuming the Underwriting Agreement has been duly authorized, executed and delivered by the Company in accordance with the laws of the Cayman Islands, the Underwriting Agreement has been duly executed and delivered by the Company to the extent such execution and delivery are governed by the laws of the State of New York.

     (ii) Assuming the Deposit Agreement has been duly authorized, executed and delivered by the Company in accordance with the laws of the Cayman Islands, the Deposit Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, reorganization and other laws of general applicability now or hereinafter in effect relating to or affecting creditors' rights generally, (b) general equity principles and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (c) an implied covenant of good faith and fair dealing, and except as rights of indemnification and contribution, if any, may be limited by principles of public policy and applicable law.

     (iii) Upon the due issuance by the Depositary of ADSs evidenced by ADRs against the deposit of Ordinary Shares in accordance with the Deposit Agreement, such ADSs will be validly issued and persons in whose names such ADRs are duly registered will be entitled to the rights specified therein and in the Deposit Agreement.

     (iv) The execution and delivery of the Underwriting Agreement and the Deposit Agreement by the Company do not violate any federal or New York statute, rule or regulation, and do not result in the breach of or a default under any agreement that is known to such counsel and that is governed by the U.S. federal laws or the laws of the State of New York and to which the Company or any of its subsidiaries is a party.

     (v) Each of the Registration Statements has become effective under the Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued under the Act and no proceedings therefor have been initiated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 424(b) under the Act.

     (vi) Each Registration Statement, as of the date it was declared effective, and the Prospectus, as of its date, complied as to form in all material respects with the applicable requirements for registration statements on Form F-1 and Form F-6 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to Regulation S-T or the financial statements, schedules or other financial data included in, or omitted from, the Registration Statements or the Prospectus. In passing upon the compliance as to form of the Registration Statements and the Prospectus, such counsel has assumed that the statements made therein are correct and complete.

     (vii) The statements set forth in the Prospectus under the captions "Description of American Depositary Shares" and "Shares Eligible for Future Sale," insofar as they purport to describe or summarize certain provisions of the agreements, statutes or regulations referred to therein, are accurate descriptions or summaries in all material respects.

     (viii) No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or, to our knowledge, any federal or New York court is required for the compliance by the Company with all of the provisions of the Underwriting Agreement, except for (a) the registration under the Act and the Securities Exchange Act of 1934, as amended, of the ADSs, (b) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters as contemplated in the Underwriting Agreement, and (c) such as are required by the National Association of Securities Dealers.

     (ix) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     (x) Under the laws of the State of New York relating to personal jurisdiction, (a) each of the Company and the Selling Shareholders has, under the Underwriting Agreement, validly submitted to the personal jurisdiction of any state or federal court located in the State of New York, County of New York in any action arising out of or relating to the Underwriting Agreement, and the transactions contemplated therein and has validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 13 of the Underwriting Agreement, (b) its appointment thereunder of CT Corporation Systems as its authorized agent for service of process is valid, legal and binding, and (c) service of process in the matter set forth in Section 13 of the Underwriting Agreement is effective to confer valid personal jurisdiction over the Company and the Selling Shareholders.

     (xi) Under the laws of the State of New York relating to personal jurisdiction, (a) the Company has, under the Deposit Agreement, validly submitted to the personal jurisdiction of any state or federal court located in the State of New York, County of New York in any action arising out of or relating to the Deposit Agreement and the transactions contemplated therein and has validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 7.7 of the Deposit Agreement, (b) its appointment thereunder of CT Corporation Systems as its authorized agent for service of process is valid, legal and binding, and (c) service of process in the matter set forth in Section 7.7 of the Deposit Agreement is effective to confer valid personal jurisdiction over the Company.

     (xii) Under the laws of the State of New York relating to choice of law, the Company has validly chosen New York law to govern its rights and duties under the Underwriting Agreement and the Deposit Agreement

     (xiii) To the best of such counsel's knowledge, there are no contracts, documents or franchises of a character required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required.

     (xiv) Subject to certain assumptions and qualifications, upon indication by book entry that the ADSs sold by the Company and the Selling Shareholders as listed on Schedule B to the Underwriting Agreements (the "Securities") have been credited to a securities account maintained by the Representative at the Depository Trust Company ("DTC") and payment therefor in accordance with the Underwriting Agreement, the Representative will acquire a securities entitlement on behalf of the several Underwriters with respect to the Securities and, under the NY UCC, an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Representative.

     (xv) Based on such facts and subject to the limitations set forth in the Prospectus, it is such counsel's opinion that the statements in the Prospectus under the caption "Taxation - United States Federal Income Taxation," insofar as they purport to summarize certain provisions of the statutes and regulations referred to therein, are accurate summaries in all material respects.

     (xvi) Based on such counsel's participation, review and reliance as described in its disclosure letter, such counsel advises the Underwriters that no facts came to its attention that caused it to believe that either of the Registration Statements, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements, schedules, or other financial data included in, or omitted from, the Registration Statements or the Prospectus.

                                                                       Exhibit C

         FORM OF OPINION OF COMPANY'S PEOPLE'S REPUBLIC OF CHINA COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(d)

     (i) Each of Techfaith Wireless Communication Technology (Beijing) Limited ("Techfaith China"), Techfaith Wireless Communication Technology (Beijing) Limited II ("Techfaith Beijing"), Techfaith Wirelss Communication Technology (Shanghai) Limited ("Techfaith Shanghai") ("Techfaith Shanghai") and STEP Technologies (Beijing) Co., Ltd. ("STEP Technologies") (each, a "PRC Subsidiary" and together, the "PRC Subsidiaries") is a company duly incorporated with limited liability and validly existing in good standing under the laws of the People's Republic of China (the "PRC"). No steps have been or are being taken and no order or resolution has been made or passed to appoint a receiver, liquidator or similar officer of, or to wind up or dissolve, any PRC Subsidiary.

     (ii) All of the issued shares of capital stock of each PRC Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable. All of the issued shares of capital stock of Techfaith China, Techfaith Beijing and Techfaith Shanghai are owned indirectly by Techfaith Wireless Communication Technology Limited ("Techfaith Wireless"), and 70% of the issued shares of capital stock of STEP Technologies are owned directly by Techfaith Wireless, free and clear of all liens, encumbrances, equities or claims. The remaining 30% of the issued shares of capital stock of STEP Technologies are owned directly by NEC. The liability of Techfaith Wireless in respect of equity interests in each PRC Subsidiary is limited to its investments therein.

     (iii) Each PRC Subsidiary possesses adequate certificates, authorities, approvals, licenses or permits issued by appropriate governmental agencies or bodies in the PRC necessary to conduct its business as presently conducted and as proposed to be conducted.

     (iv) Each PRC Subsidiary possesses valid licenses in full force and effect or otherwise have the legal right to use, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names or other intellectual property necessary to carry on the business now operated by them, and none of the PRC Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

     (v) To the best of such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body in the PRC, that might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder.

     (vi) All descriptions in the Registration Statement and the Prospectus of contracts and other documents to which any PRC subsidiary is a party are accurate in all material respects; to the best of such counsel's knowledge.

     (vii) To the best of such counsel's knowledge after due inquiry, there are no outstanding guarantees or contingent payment obligations of the PRC Subsidiaries in respect of indebtedness of third parties except as disclosed in the Prospectus.

     (viii) To the best of such counsel's knowledge after due inquiry, the PRC Subsidiaries are not (A) in violation of their respective Articles of Association, business licenses and any other constituent documents or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel and to which any of the PRC Subsidiaries are a party or by which any of their respective properties may be bound.

     (ix) To best of such counsel's knowledge after due inquiry, there is no pending or threatened PRC regulatory, administrative or other governmental initiative that, if implemented or adopted in the manner proposed or contemplated, would have a material adverse effect on the operations of any PRC Subsidiary in the PRC in the manner presently conducted or as disclosed in the Prospectus.

     (x) The execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement and the consummation of the transactions contemplated in the Underwriting Agreement, the Deposit Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Underwriting Agreement and the Deposit Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any PRC Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to such counsel, to which any PRC Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of any PRC Subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of any PRC Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any PRC Subsidiary or any of their respective properties, assets or operations.

     (xi) To be best of such counsel's knowledge after due inquiry, (A) the PRC tax laws and regulations and other PRC laws and regulations applicable to the activities of the PRC Subsidiaries in the PRC (including regulatory fees, capital gains, income, sales, withholding or other taxes and stamp or other issuance or transfer taxes or duties to which any of the PRC Subsidiaries may become subject due to the conduct of activities in the PRC) are assessed or apply to the PRC Subsidiaries in substantially the same manner as are currently applicable to any company incorporated under the PRC Company law that is engaged in the same or similar industry in the PRC as each of the PRC Subsidiaries are engaged in and (B) there are no material PRC fees or taxes that are or will become applicable to any of the PRC Subsidiaries as a consequence of the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds" that have not been disclosed in the Prospectus.

     (xii) The statements in the Prospectus under "Risk Factors,"
"Enforceability of Civil Liabilities" and "Business -- Regulation," insofar as they purport to describe the provisions of PRC laws and documents referred to therein, are accurate, complete and fair summaries thereof.

                                                                       Exhibit D

                    FORM OF OPINION OF COMPANY'S BVI COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(e)

     (i) Each of Techfaith Wireless, Great Earnest, Leo Technology and Finest Technology (collectively, the "BVI Subsidiaries") is duly incorporated and existing under the laws of the British Virgin Islands in good standing (meaning solely that it has not failed to make any filing with any British Virgin Islands governmental authority or to pay any British Virgin Islands government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the British Virgin Islands).

     (ii) Each of the BVI Subsidiaries has the necessary corporate power and authority to engage in any act or activity for that is not prohibited under any law for the time being in force in the British Virgin Islands.

     (iii) The execution and delivery of the Underwriting Agreement and the Deposit Agreement by the Company and the performance by the Company of its obligations thereunder will not violate the memorandum of association or articles of association of each of the BVI Subsidiaries nor any applicable law, regulation, order or decree in the British Virgin Islands.

     (iv) Based solely on a search of the public records in respect of Techfaith Wireless maintained at the offices of the Registrar of Companies at [11:00 am] on [o], 2005 which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search) and a search of the Index of Civil Suits maintained at the Supreme Court Registry, Road Town, Tortola British Virgin Islands conducted at [3:00 pm] on [o], 2005 (which would not reveal details of proceedings which have been filed but not actually entered in the Index of Civil Suits at the time of our search), there are no judgments against Techfaith Wireless, nor any legal or governmental proceedings pending in the British Virgin Islands to which Techfaith Wireless is subject, and no steps have been, or are being, taken in the British Virgin Islands for the appointment of a receiver, administrator or liquidator to, or for the winding-up, dissolution, reconstruction or reorganisation of, Techfaith Wireless (however, it should be noted that failure to file notice of appointment of a receiver does not invalidate the receivership but only gives rise to penalties on the part of the receiver).

     (v) Based solely on a search of the public records in respect of Leo Technology maintained at the offices of the Registrar of Companies at [11:00 am] on [o], 2005 which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search) and a search of the Index of Civil Suits maintained at the Supreme Court Registry, Road Town, Tortola British Virgin Islands conducted at [3:00 pm] on [o], 2005 (which would not reveal details of proceedings which have been filed but not actually entered in the Index of Civil Suits at the time of our search), there are no judgments against Leo Technology, nor any legal or governmental proceedings pending in the British Virgin Islands to which Leo Technology is subject, and no steps have been, or are being, taken in the British Virgin Islands for the appointment of a receiver, administrator or liquidator to, or for the winding-up, dissolution, reconstruction or reorganisation of, Leo Technology (however, it should be noted that failure to file notice of appointment of a receiver does not invalidate the receivership but only gives rise to penalties on the part of the receiver).

     (vi) Based solely on a search of the public records in respect of Great Earnest maintained at the offices of the Registrar of Companies at [11:00 am] on [o], 2005 which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search) and a search of the Index of Civil Suits maintained at the Supreme Court Registry, Road Town, Tortola British Virgin Islands conducted at [3:00 pm] on [o], 2005 (which would not reveal details of proceedings which have been filed but not actually entered in the Index of Civil Suits at the time of our search), there are no judgments against Great Earnest, nor any legal or governmental proceedings pending in the British Virgin Islands to which Great Earnest is subject, and no steps have been, or are being, taken in the British Virgin Islands for the appointment of a receiver, administrator or liquidator to, or for the winding-up, dissolution, reconstruction or reorganisation of, Great Earnest (however, it should be noted that failure to file notice of appointment of a receiver does not invalidate the receivership but only gives rise to penalties on the part of the receiver).

     (vii) Based solely on a search of the public records in respect of Finest Technology maintained at the offices of the Registrar of Companies at [11:00 am] on [o], 2005 which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search) and a search of the Index of Civil Suits maintained at the Supreme Court Registry, Road Town, Tortola British Virgin Islands conducted at [3:00 pm] on [o], 2005 (which would not reveal details of proceedings which have been filed but not actually entered in the Index of Civil Suits at the time of our search), there are no judgments against Finest Technology, nor any legal or governmental proceedings pending in the British Virgin Islands to which Finest Technology is subject, and no steps have been, or are being, taken in the British Virgin Islands for the appointment of a receiver, administrator or liquidator to, or for the winding-up, dissolution, reconstruction or reorganisation of, Finest Technology (however, it should be noted that failure to file notice of appointment of a receiver does not invalidate the receivership but only gives rise to penalties on the part of the receiver).

     (viii) Based solely on such counsel's review of the share register of Techfaith Wireless certified by a director of Techfaith Wireless on [o], 2005, the registered holder of all the issued shares of Techfaith Wireless is the Company, all of which issued shares are validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

     (ix) Based solely on such counsel's review of the share register of Leo Technology certified by a director of Leo Technology on [o], 2005, the registered holder of all the issued shares of Leo Technology is Techfaith Wireless, all of which issued shares are validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

     (x) Based solely on such counsel's review of the share register of Great Earnest certified by a director of Great Earnest on [o], 2005, the registered holder of all the issued shares of Great Earnest is Techfaith Wireless, all of which issued shares are validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

     (xi) Based solely on such counsel's review of the share register of Finest Technology certified by a director of Finest Technology on [o], 2005, the registered holder of all the issued shares of Finest Technology is Techfaith Wireless, all of which issued shares are validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

                                                                       Exhibit E

               FORM OF OPINION OF COUNSEL TO SELLING SHAREHOLDERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(f)


     (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Shareholders for the performance by each Selling Shareholder of its obligations under the Underwriting Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

     (ii) Each of the Selling Shareholders has been duly incorporated and is validly existing and in good standing under the law of its jurisdiction of incorporation.

     (iii) Each Power of Attorney and Custody Agreement has been duly executed and delivered by the respective Selling Shareholders named therein and constitutes the legal, valid and binding agreement of such Selling Shareholder.

     (iv) The Underwriting Agreement have been duly authorized, executed and delivered by or on behalf of each Selling Shareholder.

     (v) Each Attorney-in-Fact has been duly authorized by the Selling Shareholders to deliver the Securities on behalf of the Selling Shareholders in accordance with the terms of the Underwriting Agreement.

     (vi) The execution, delivery and performance of the Underwriting Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by each Selling Shareholder with its obligations under the Underwriting Agreement have been duly authorized by all necessary action on the part of such Selling Shareholder and do not and will not result in any violation of the provisions of the charter or by-laws of the Selling Shareholders, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Shareholder or any of its properties.

                                                                       Exhibit F

                FORM OF OPINION OF U.S. COUNSEL TO THE DEPOSITARY
                    TO BE DELIVERED PURSUANT TO SECTION 5(h)

     (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights generally and to general equity principles;

     (ii) Upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued;

     (iii) The ADRs issued under and in accordance with the provisions of the Deposit Agreement to evidence ADSs will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, assuming that (A) the Ordinary Shares represented by the ADSs which are in turn evidenced by the ADRs have been duly authorized and validly issued and are fully paid and nonassessable and that any preemptive rights with respect to the Ordinary Shares have been validly waived or exercised and (B) such Ordinary Shares have been duly deposited with o, as Custodian, in each case under and in accordance with all applicable laws and regulations; and

     (iv) The ADR Registration Statement and any amendments thereof or supplements thereto, as of their respective effective dates, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. No stop order suspending the effectiveness of the ADR Registration Statement or any part thereof and any amendments or supplements thereto has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act and the 1933 Act Regulations.

     In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States.

                                                                       Exhibit G

                 FORM OF LOCK-UP LETTER PURSUANT TO SECTION 5(p)

Merrill Lynch, Pierce, Fenner & Smith                                    o, 2005
            Incorporated
as Representative of the several Underwriters
Two World Financial Center
250 Vesey Street
New York, New York 10281

          Re: Proposed Initial Public Offering by China Techfaith Wireless Communication Technology Limited

Dear Sirs:

     The undersigned, a shareholder [and an officer and/or director] of China Techfaith Wireless Communication Technology Limited, a Cayman Islands corporation (the "Company"), understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Representative"), on behalf of the several Underwriters, proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company and certain selling shareholders named therein (the "Selling Shareholders") providing for the public offering of the Company's Ordinary Shares, par value $0.00002 per share (the "Ordinary Shares"), and American Depositary Shares ("ADSs"), each representing 15 of the Company's Ordinary Shares. In recognition of the benefit that such offering will confer upon the undersigned as a shareholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriters that, during a period of 180 days from the date of the Underwriting Agreement (the "Lock-Up Period"), the undersigned will not, without the prior written consent of the Underwriters, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Ordinary Shares or any securities convertible into or exchangeable or exercisable for ADSs or Ordinary Shares, held by the undersigned on the date of the Underwriting Agreement or cause the Company to file any registration statement under the United States Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Ordinary Shares held by the undersigned on the date of the Underwriting Agreement, whether any such swap or transaction is to be settled by delivery of Ordinary Shares or ADSs or other securities, in cash or otherwise. For the purposes hereof, if, on the date of the Underwriting Agreement, the undersigned holds securities convertible into Ordinary Shares, the undersigned will be deemed to hold such Ordinary Shares on the date of the Underwriting Agreement.

     Notwithstanding the foregoing, if:

     (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

     (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merrill Lynch waives, in writing, such extension.

     The undersigned hereby consents and agrees to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's Ordinary Shares in violation of the restrictions set forth in this letter during the Lock-Up Period (as may be extended under the previous paragraph).

     This agreement will be terminate and have no effect if the Underwriting Agreement is not executed on or prior to June 30, 2005.

         .

                                   Very truly yours,



                                   Signature:
                                             -------------------------
                                   Print Name:



                                      G-2